Statement of Changes in Net Assets Available for Benefits - EBP 003 $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Net investment income/(loss):
Interest	$ 27
Dividends	46
Depreciation in the fair value of investments, net	(93,543)
Change in Plan’s interest in the Colgate-Palmolive Savings & Investment Plans Master Trust	309,829
Net investment income/(loss)	216,359
Contributions:
Company	75,695
Participant	65,275
Rollover	3,729
Total contributions	144,699
Interest income on notes receivable from participants	859
Total additions	361,917
Deductions
Administrative expenses	(644)
Distributions to participants	(336,630)
Interest expense on long-term note	(1)
Total deductions	(337,275)
Increase in net assets available for benefits	24,642
Net assets available for benefits – beginning of year	3,268,108
Net assets available for benefits – end of year	$ 3,292,750